EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Riverbed Technology, Inc. for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof, Jerry M. Kennelly, as President, and Chief Executive Officer, and Ernest E. Maddock, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Riverbed Technology, Inc.

Date: February 14, 2014	/s/ JERRY M. KENNELLY
Jerry M. Kennelly
Chief Executive Officer
(Principal Executive Officer)

Date: February 14, 2014	/s/ ERNEST E. MADDOCK
Ernest E. Maddock
Chief Financial Officer
(Principal Financial and Accounting Officer)
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Riverbed Technology, Inc. and will be retained by Riverbed Technology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.